                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )   Preliminary Proxy Statement        ( )   Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))



(X)   Definitive Proxy Statement


( )   Definitive Additional Materials

( )   Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------

                                ING MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
( )   Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                                ING MUTUAL FUNDS
                           ING EMERGING COUNTRIES FUND

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180


                                 January 7, 2005



Dear Shareholder:

      On behalf of the Board of Trustees of ING Emerging Countries Fund ("Fund"), a series of ING Mutual Funds ("Trust"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Fund scheduled for 10:00 a.m., Local time, on February 15, 2005 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

      At the Special Meeting, shareholders of the Fund will be asked to (1) approve a new sub-advisory agreement between ING Investments, LLC ("ING Investments"), the Fund's investment adviser, and Brandes Investment Partners, L.P. ("Brandes"), the Fund's proposed new sub-adviser; and (2) approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders. If Proposal One is approved, Brandes would begin serving as the new sub-adviser to the Fund on March 1, 2005.

      Both Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the best interests of the Fund and its shareholders and unanimously recommend that you vote "FOR" the Proposals.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 14, 2005.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                   Sincerely,

                                   /s/ James M. Hennessy
                                   James M. Hennessy
                                   President and Chief Executive Officer

                                ING MUTUAL FUNDS
                           ING EMERGING COUNTRIES FUND

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF ING EMERGING COUNTRIES FUND
                         SCHEDULED FOR FEBRUARY 15, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Emerging Countries Fund ("Fund"), a series of ING Mutual Funds ("Trust") is scheduled for February 15, 2005, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:

      (1) To approve a new sub-advisory agreement for the Fund between ING Investments, LLC ("ING Investments"), the Fund's investment adviser, and Brandes Investment Partners, L.P. ("Brandes") under which Brandes would become the sub-adviser to the Fund, with no change in the investment adviser or the overall management fee paid by the Fund to ING Investments; and

      (2) To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

      Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

      Shareholders of record as of the close of business on November 24, 2004 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN FEBRUARY 14, 2005, THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new proxy bearing a later date, (ii) giving written notice of revocation to the Fund, or (iii) voting in person at the Special Meeting.


                                            By Order of the Board of Trustees,
                                            /s/ Huey P. Falgout, Jr.
                                            Huey P. Falgout, Jr.
                                            Secretary



Dated: January 7, 2005

                                 PROXY STATEMENT

                                ING MUTUAL FUNDS
                           ING EMERGING COUNTRIES FUND


                                 JANUARY 7, 2005


                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

       -------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 15, 2005
       -------------------------------------------------------------------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?


      The Board of Trustees ("Board" or "Board of Trustees") of ING Mutual Funds ("Trust") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about January 7, 2005 to you and all other shareholders of record as of the close of business on November 24, 2004 of ING Emerging Countries Fund ("Fund"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Fund.


WHO IS ELIGIBLE TO VOTE?

      Shareholders of record who owned shares in the Fund at the close of business on November 24, 2004 ("Record Date") are eligible to vote. (See "How do I vote?" and "General Information" for a more detailed discussion of voting procedures).

      Each share of each class of the Fund is entitled to one vote and fractional shares are counted. The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

                                      SHARE                     SHARES
FUND                                  CLASS                  OUTSTANDING
----                                  -----                  -----------
ING Emerging Countries Fund          Class A                3,254,354.205
ING Emerging Countries Fund          Class B                  639,718.512
ING Emerging Countries Fund          Class C                  526,100.962
ING Emerging Countries Fund          Class M                   58,567.525
ING Emerging Countries Fund          Class Q                  430,039.808

                                     TOTAL                  4,908,781.012

      To the best of the Trust's knowledge, as of December 20, 2004, no person owned beneficially more than 5% of any class of voting securities of the Fund, except as set forth in APPENDIX A. To the best of the Trust's knowledge, as of such date, no Trustee or Executive Officer owned beneficially more than 1% of any class of equities of the Fund.

WHY IS THE SPECIAL MEETING BEING HELD?

      The Special Meeting is being held for the following purposes:

      1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Fund between ING Investments, LLC ("ING Investments" or "Adviser"), the Fund's investment adviser, and Brandes Investment Partners, L.P. ("Brandes" or "Proposed Sub-Adviser") with no change in the Adviser or the overall management fee paid by the Fund;

      2. To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; and


      3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereof in the discretion of the proxies or their substitutes.


WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Proxy Ballot, because you have the right to vote on these important Proposals concerning your investment in the Fund.

      The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to "you" or "shareholders" throughout the proxy materials usually can be read to include shareholders.

HOW DO I VOTE?

      Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special

Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at
(888) 288-7784.

PROXY SOLICITOR


      The Trust has retained Georgeson Shareholder Communications, Inc. (the "Solicitor") to assist in the solicitation of proxies, at an estimated cost of $19,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.


      In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (888) 288-7784. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

      The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for February 15, 2005 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

      Copies of the Fund's Semi-Annual Report for the period ended April 30, 2004 have previously been mailed to shareholders. The Fund's Annual Report for the fiscal year ended October 31, 2004 will be mailed to shareholders on or about December 31, 2004.

      You can obtain copies of the Annual and Semi-Annual Reports of the Fund upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

      Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

      The Fund and the Adviser wish to retain the services of Brandes as a new sub-adviser to the Fund. Brandes would serve the Fund under the proposed sub-advisory agreement between ING Investments and Brandes ("Proposed Sub-Advisory Agreement"), a copy of which is included as APPENDIX B. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B.

      If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on March 1, 2005 and will remain in full force and effect, unless otherwise terminated, through March 1, 2007.

WHO IS THE ADVISER?

      ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Fund. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of September 30, 2004, ING Investments managed over $35 billion in assets.


      The investment management agreement between the Trust and ING Investments, dated September 23, 2002 ("Investment Management Agreement"), was last approved by shareholders on August 18, 2000 (as a result of a change in control of the Adviser, which caused the prior investment management agreement to automatically terminate) and by the Board on August 31, 2004. The Fund paid $1,366,303 in advisory fees to ING Investments for the fiscal year ended October 31, 2004.


WHO IS THE CURRENT SUB-ADVISER?

      ING Investment Management Advisors B.V., a Netherlands corporation, serves as the current sub-adviser to the Fund ("IIMA" or "Current Sub-Adviser"). It has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIMA is registered as an investment adviser with the SEC since 1991. It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The sub-advisory agreement between ING Investments and IIMA, dated December 5, 2002, was last approved by shareholders on July 22, 2003 and by the Board on September 2, 2004. ING Investments paid $628,499 in sub-advisory fees to IIMA for the fiscal year ended October 31, 2004.


WHO IS THE PROPOSED SUB-ADVISER?


      Brandes is a Delaware limited partnership. It currently has its principal offices at 11988 El Camino Real, San Diego, California 92191-9048. Brandes was founded in 1974 and is registered with the SEC as an investment adviser. As of September 30, 2004, Brandes had over $85.4 billion of assets under management. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of Brandes. As of December 20, 2004, no Trustee or officer of the Fund was an officer, trustee, employee, general partner or shareholder of Brandes.


HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE FUND?

      As discussed above, the day-to-day management of the Fund's portfolio is currently provided by a sub-adviser, IIMA. If the Proposed Sub-Advisory Agreement is approved, the Adviser would terminate the sub-adviser relationship with IIMA and engage the services of Brandes as sub-adviser to the Fund and Brandes would provide day-to-day management of the Fund's portfolio. ING Investments would be responsible for monitoring the investment program and performance of Brandes. The Fund would be managed by the following Brandes investment personnel:


      - ALPHONSE H.L. CHAN, JR., CFA, Portfolio Manager, is a portfolio manager and a voting member of the firm's Emerging Markets Investment Committee. Prior to joining Brandes in 1994, Mr. Chan was a senior financial analyst in the corporate treasury department for a large national banking organization. He also served as compliance examiner for the National Association of Securities Dealers, Inc. He earned his BA in economics from the University of California, Los Angeles and his MBA from the University of California, Irvine. Mr. Chan has 18 years of investment experience.



      - AMELIA MACCOUN MORRIS, CFA, Senior Analyst, is a limited partner of the firm's parent company and is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Ms. Morris contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap and Emerging Markets Investment Committees. Prior to joining Brandes in 1997, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Ms. Morris holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis.


      - WILLIAM PICKERING, CFA, Director - Investments, is a limited partner of the firm's parent company, and a member of the Investment Oversight Committee and a voting member of three of the firm's investment committees (Large Cap, Small Cap, and Emerging Markets). Mr. Pickering also serves as a product coordinator for the firm's International Equity and Japan Equity portfolios. In addition, he serves as a team leader, coordinating the firm's research activities in the consumer products sector. Before joining Brandes in 1994, Mr. Pickering worked as a registered representative at various financial service companies. He earned his BA and MBA degrees in finance from San Diego State University. He is a member of the Financial Analysts Society of San Diego. He has 21 years of investment experience.



      - CHRISTOPHER J. GARRETT, CFA, Institutional Portfolio Manager/Analyst, is a member of the firm's Emerging Markets Investment Committee. Mr. Garrett focuses his research on the utilities sector, with special emphasis on Emerging Market companies. In addition, he serves as a product coordinator for the Emerging Markets portfolio. Prior to joining Brandes in 2000, Mr. Garrett worked as a portfolio manager/analyst for a global investment advisory firm and a corporate loan officer for a super-regional bank. He earned his BS in finance from Arizona State University and his MBA from Columbia University Graduate School of Business. Chris has 12 years of finance and investment experience.



      - GERARDO ZAMORANO, CFA, Senior Analyst, is a senior analyst in the telecommunications team and the consumer products team. He is also a member of the Emerging Markets Investment Committee. Before joining Brandes in 1999, he worked for an international finance firm as an assistant investment officer in the Latin America department. He graduated magna cum laude, earning a BSE from the Wharton School of Business of the University of Pennsylvania and an MBA from the Kellogg Graduate School of Management of Northwestern University. He has eight years of investment experience.


      - R. ERICKSON COX, CFA, Senior Analyst, is an analyst on the technology/healthcare research team. He is responsible for fundamental research on companies in the pharmaceutical and healthcare services sectors. Mr. Cox is also a voting member of the firm's Emerging Markets Investment Committee. Prior to joining Brandes in 1999, he worked with a securities firm as a financial analyst and equity research associate. Mr. Cox earned his MBA in finance and economics from the University of Chicago and his BS in accounting from the University of Florida. He has nine years of investment experience.



      - GREG RIPPEL, CFA, Analyst, is an analyst on the consumer products team and is responsible for fundamental research on companies in the retail sector. Mr. Rippel is also a voting member of the firm's Emerging Markets Investment Committee. Prior to joining Brandes in 2001, he worked as an underwriter in the commercial finance division of Greyrock Capital, a division of Bank of America, from 1998 - 1999. He earned his MBA from the McCombs School of Business at The University of Texas at Austin and his BA in business economics from the University of California, Santa Barbara. Mr. Rippel is a Certified Public Accountant and has nine years of accounting, finance, and investment experience.


HOW HAS THE PROPOSED SUB-ADVISER PERFORMED IN THE PAST MANAGING ACCOUNTS SIMILAR TO THE FUND?


      The tables below are designed to show how a composite of similar emerging markets accounts managed by Brandes performed over various periods in the past. The Brandes Emerging Markets Equity Composite is a composite of the performance of all actual fee paying and non fee-paying, fully discretionary U.S. emerging markets accounts under management by Brandes for at least one month beginning January 1, 1995. Each account in the Brandes Emerging Markets Equity Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Emerging Countries Fund.



      The tables below show the returns for the Brandes Emerging Markets Equity Composite compared with the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index") for the one-, three-, and five-year periods ending December 31, 2003 and on an annual basis as of December 31 of prior years. The returns of the Brandes Emerging Markets Equity Composite reflect deduction of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI EM Index assume all dividends and distributions have been reinvested. THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF BRANDES. IT DOES NOT INDICATE HOW ING EMERGING COUNTRIES FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)


                                      BRANDES
                     BRANDES         EMERGING
                    EMERGING          MARKETS
                 MARKETS EQUITY       EQUITY
                  COMPOSITE (%)    COMPOSITE(%)
                  (AT MAX SALES   (WITH NO SALES       MSCI EM
                   CHARGE) (1)       CHARGE)         INDEX (%)(2)
                   -----------       -------         ------------
One Year            58.84%           68.53%            56.28%
                    -----            -----             -----
Three Years          8.75%           10.92%            12.77%
                    -----            -----             -----
Five Years          12.61%           13.95%            10.62%
                    -----            -----             -----


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                    BRANDES EMERGING
                    MARKETS EQUITY (%)          MSCI EM
                  (WITH NO SALES CHARGE)     INDEX (%)(2)
                  ----------------------     ------------
1/1/2004 -
9/30/2004               12.26%                  7.41%
                        -----                  -----
2003                    68.56%                 56.28%
                        -----                  -----
2002                   (19.17)%                (6.00)%
                        -----                  -----
2001                     0.17%                 (2.37)%
                        -----                  -----
2000                   (16.68)%               (30.61)%
                        -----                  -----


(1) Reflects the deduction of applicable Class A sales charge of 5.75%

(2) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.


(3) Index returns for the MSCI EM Index are for the period beginning January 1, 1995.



      The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



      The net annual returns for the Brandes Emerging Markets Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodian fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING Emerging Countries Fund (5.75%) from a hypothetical investment made in the first year of the one-, three- and five-year periods. The Annual Total Returns table for the Brandes Emerging Markets Equity Composite does not reflect the deduction of any sales load, which would have reduced those performance numbers. The accounts in the Brandes Emerging Markets Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Returns would have been lower if the Brandes Emerging Markets Equity Composite had been subject to these expenses and regulations. The aggregate returns of the accounts reflected in the Brandes Emerging Markets Equity Composite may not reflect the returns of any particular account of Brandes.

WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY OF THE FUND?

      Yes. The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund may invest in large-, mid- and small-sized companies. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer's assets are located in a country with an emerging securities market. The Current Sub-Adviser considers a country to have an emerging securities market if the country is in or has been included in the Emerging Market Database of Standard and Poor's or the MSCI EM Index, or those countries which generally are considered to have an emerging securities market by the international financial community. Currently, the Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers.

      Under normal conditions, the Fund currently invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. In selecting securities located in countries with an emerging securities market, the Current Sub-Adviser uses bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. The Current Sub-Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts. In selecting stocks in developed markets, the Current Sub-Adviser seeks the most attractive opportunities in such markets. For such securities, the Current Sub-Adviser uses a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. The Current Sub-Adviser also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors to estimate regional market risks.

      If Proposal One is approved, Brandes will manage the Fund's portfolio using a different investment strategy ("New Investment Strategy"). Under the New Investment Strategy, the Fund will: (1) invest in substantially the same securities with the addition of American, European and Global depositary receipts; and (2) eliminate the ability to invest up to 20% of its total assets in securities of U.S. issuers. The New Investment Strategy will focus on value-style investing while the current investment strategy focuses upon growth-style investing, by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens more than 2,500 emerging market companies across the globe. Brandes focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. Brandes also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that Brandes believes are selling at a significant discount to their true worth. Brandes will focus on issuers in those emerging market countries in which it believes the economies are developing strongly and the markets are becoming more sophisticated. The Fund will typically invest up to the greater of either: 20% of total Fund assets in any particular country or industry at the time of purchase, or, 150% of the weighting of such country or industry as represented in the MSCI Emerging Markets Index at the time of purchase. The New Investment Strategy will become effective on the date that Brandes becomes the sub-adviser to the Fund in the event that this Proposal One is approved by shareholders.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE NEW INVESTMENT STRATEGY?

      You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

      PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

      MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

      RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investments. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. American, European, and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.

      VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

      SMALL-/MID-SIZED COMPANIES -- the stocks of small- and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

      CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

      INABILITY TO SELL SECURITIES -- securities of small- and mid-sized, and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the Fund.

      SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral.

      PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

WHAT ARE THE TERMS OF THE INVESTMENT MANAGEMENT AGREEMENT?

      The Fund's Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as the Adviser, oversees the investment management services of the Fund's Sub-Adviser.

      The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Investment Management Agreement nor "interested persons" (as defined in the 1940
Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

      The Investment Management Agreement provides that the Adviser is paid an advisory fee at an annual rate of 1.25% of the Fund's average daily net assets.

      Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fees payable by the Fund. ING Investments, and not the Fund, will bear the expense of the services to be provided by Brandes.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?


      The material terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement, except that (1) the parties, the effective dates of the agreements and the initial terms of each agreement will differ; (2) the fees payable under the Proposed Sub-Advisory Agreement, by the Adviser (and not the Fund), as discussed below, will differ from those that were payable under the Current Sub-Advisory Agreement; (3) the Proposed Sub-Advisory Agreement will include additional provisions with respect to compliance reporting, marketing materials, expenses and sub-adviser compensation; (4) the Proposed Sub-Advisory Agreement contains additional representations and warranties from both the Adviser and Brandes; and
(5) the Proposed Sub-Advisory Agreement will contain an exclusivity provision under which, until the first anniversary of the effective date of the Agreement (which anniversary date is expected to be March 1, 2006), Brandes would not manage the assets of certain other funds with investment objectives, investment policies and investment restrictions substantially similar to those of the Fund unless the aggregate assets of the Fund reach $500 million. Under the exclusivity provision, Brandes would, however, be permitted to continue to manage multi-manager mutual funds, proprietary mutual funs, separate accounts or variable annuity mutual funds.


      Under the Proposed Sub-Advisory Agreement, as is the case under the Current Sub-Advisory Agreement, Brandes would be required to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objective, policies and restrictions and applicable laws and regulations. To the extent permitted by the investment policies of the Fund, Brandes will make investment decisions for the Fund. The Proposed Sub-Advisory Agreement also requires Brandes to implement reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

      The fees payable to Brandes, which will differ from those charged by IIMA, but will continue to be paid by ING Investments and not by the Fund, will not increase the overall management fee of the Fund. The sub-advisory fee under the Current Sub-Advisory Agreement is paid at the annual rate of 0.575% on the Fund's average daily net assets. The sub-advisory fee under the Proposed Sub-Advisory Agreement will increase to an annual rate of 0.70% on the Fund's average daily net assets.

      The following table reflects the fees paid by ING Investments to the Current Sub-Adviser for services rendered with respect to the Fund for the period from November 1, 2003 to October 31, 2004, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period. Since ING Investments pays the sub-advisory fee out of its advisory fee, the changes will not alter the Fund's expenses paid by the shareholders or otherwise impact the Fund's expense ratio.



                                        HYPOTHETICAL
                     FEE PAID TO         FEE PAID TO
                     CURRENT SUB-       PROPOSED SUB-
FUND                   ADVISER             ADVISER       INCREASE/(DECREASE)
----------------------------------------------------------------------------
ING Emerging
Countries Fund         $628,499           $765,130               21.7%


                           CURRENT % RETAINED BY       PROPOSED % RETAINED BY
                           ADVISER UNDER CURRENT       ADVISER UNDER PROPOSED
FUND                       SUB-ADVISORY AGREEMENT      SUB-ADVISORY AGREEMENT
-----------------------------------------------------------------------------
ING Emerging               0.675% of average daily     0.55% on average daily
Countries Fund             net assets                  net assets


      At current asset levels, the sub-advisory fee payable by ING Investments to Brandes would increase under the Proposed Sub-Advisory Agreement. Under the Proposed Sub-Advisory Agreement, the fee rate payable by ING Investments to Brandes would increase to 0.70% effective March 1, 2005. As of September 30, 2004, the net assets of the Fund were $99,595,074.


      As noted above, the expected change in the sub-advisory fees payable under the Proposed Sub-Advisory Agreement will not affect the fees payable by the Fund to ING Investments because ING Investments, and not the Fund, would bear the expense of sub-advisory services provided by Brandes.

      The Adviser has entered into a written expense limitation agreement with the Fund, pursuant to which the Adviser has agreed to waive or limit its fees through at least October 31, 2005. In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser do not exceed 2.10% for Class A shares, 2.85% for Class B and Class C shares, 2.10% for Class Q shares and 2.60% for Class M shares. The Fund will at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement. In addition, effective January 1, 2005, pursuant to a side agreement, the Adviser has lowered the expense limits for ING Emerging Countries Fund to 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, Class B, Class C, Class M and Class Q shares, respectively, through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if the Adviser elects to renew it. If after December 31, 2005, the Adviser elects not to renew this side agreement, the expense limits will revert to the limitations under ING Emerging Countries Fund's expense limitation agreement of 2.25%, 2.90%, 2.90%, 2.65% and 2.15% for Class A, Class B, Class C, Class M and Class Q shares, respectively. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.


      The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for the Fund or upon termination of the Investment Management Agreement. The Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for the Fund. The expense limitation agreement will remain in place whether or not the Proposed Sub-Advisory Agreement is approved by shareholders.

      The Proposed Sub-Advisory Agreement provides that Brandes shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Proposed Sub-Advisory Agreement.

      Further, the Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser and the Sub-Adviser will indemnify and hold harmless each other against any and all losses (including legal and other expenses) arising out of their respective responsibilities to the Fund which may be based upon (1) the Adviser's or Sub-Adviser's negligence, willful misfeasance, bad faith or reckless disregard, in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's or Sub-Adviser's breach of its obligations under such agreement, or (2) certain untrue statements or alleged untrue statements or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Fund.

      The Proposed Sub-Advisory Agreement may be terminated by: (1) the Adviser upon sixty (60) days' written notice to the Trust and Brandes; (2) at any time, without payment of a penalty by the Fund, by the Board or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Adviser and Brandes; or (3) by Brandes, upon three (3) months' written notice, unless the Trust or the Adviser requests additional time to find a replacement for Brandes, in which case Brandes shall allow the additional time requested by the Trust or Adviser, not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that Brandes can terminate the contract at any time, effective upon written notice to the Adviser and Fund if Brandes or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser or Brandes did not receive compensation for performance of its services. The Proposed Sub-Advisory Agreement will terminate automatically in the event of an "assignment," as defined in the 1940 Act.

      The Proposed Sub-Advisory Agreement was approved with respect to the Fund by the Trustees of the Trust, including a majority of the Trustees who are not parties to the Proposed Sub-Advisory Agreement nor are "interested persons" (as such term is defined under the 1940 Act) of the Trust or any party to the Proposed Sub-Advisory Agreement (the "Independent Trustees"), on November 10, 2004.

WHAT IS THE REQUIRED VOTE?

      Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

      If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Investment Management Agreement and the Fund could continue to use the Current Sub-Adviser. If this happens, the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

      At a meeting of the Board held on November 10, 2004, the Board of Trustees of the Trust, including the Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor are "interested persons" (as such term is defined under the 1940 Act) of any such party nor have any interest in the Agreement ("Independent Trustees"), approved the Proposed Sub-Advisory Agreement for the Fund. The Board's decision to appoint the Proposed Sub-Adviser was prompted by the Board's view that the Current Sub-Adviser's performance over various time periods was below the benchmarks and averages of its peer group. The Board also considered the Adviser's recommendation to appoint Brandes as the new sub-adviser.

      In reaching a decision to engage Brandes as the Fund's sub-adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by the Proposed Sub-Adviser in managing emerging markets equities, the consistency of that process over time, and measures used to address the risks of emerging markets equities; (2) the nature and quality of the services to be provided by Brandes, including the strong relationship the Adviser has established with Brandes in regards to four different retail funds over the past nine years; (3) the addition of an exclusivity provision in the Proposed Sub-Advisory Agreement; (4) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided to that of the Current Sub-Adviser and various industry averages for similar funds; (5) Brandes' positive track record in managing the risks and volatility inherent in emerging markets funds; (6) the qualifications of Brandes' personnel, portfolio management capabilities and investment methodologies; (7) Brandes' operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) Brandes' financial condition; (9) the costs for the services to be provided by Brandes and the fact that these costs will be paid by the Adviser and not directly by the Fund; (10) the consistency in investment style and portfolio turnover rates experienced over time by other emerging markets and international equity portfolios managed by Brandes; (11) the appropriateness of the selection of Brandes and the employment of the New Investment Strategy in light of the Fund's investment objective and its current and prospective investor base; and (12) Brandes' Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.


      Prior to approving the Proposed Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss and consider the Proposed Sub-Advisory Agreement, as well as Brandes. As a part of this process, a Committee of the Board called the Investment Review Committee for international funds reviewed materials provided by Brandes and by ING Investments regarding Brandes and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund and met with representatives of Brandes. The Investment Review Committee recommended to the Board that it approve the appointment of Brandes as sub-adviser to the Fund. In addition, the Independent Trustees reviewed and discussed the terms and provisions of the Proposed Sub-Advisory Agreement.


      During the course of its deliberations, the Board reached the following conclusions regarding Brandes and the Proposed Sub-Advisory Agreement, among others: (1) Brandes is qualified to manage the Fund's assets in accordance with the New Investment Strategy based in part on Brandes' superior performance with the other ING accounts currently managed by Brandes; (2) the New Investment

Strategy is appropriate for pursuing maximum long-term capital appreciation through a fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the New Investment Strategy would not materially affect the current risk profile of the Fund; (4) Brandes is expected to execute the New Investment Strategy consistently over time; (5) after reviewing the financial statements of Brandes, the Board concluded that Brandes has sufficient financial resources available to it to fulfill its commitments to the Fund under the Proposed Sub-Advisory Agreement; (6) Brandes is expected to diversify the Fund's portfolio as part of a risk control strategy; (7) the exclusivity provisions included in the Proposed Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) Brandes is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (9) the compensation to be paid by the Adviser under the Proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by Brandes, the compensation paid to the Current Sub-Adviser and various industry averages for similar funds.



      The Board also considered the appropriateness of adopting a New Investment Strategy that would focus on value-style investing while the current strategy focuses on growth-style investing. In approving these measures, the Board found that since its inception in 1974, Brandes has used value investing to produce strong returns. In addition, the Board considered the returns compared to the relative benchmark and peer group and the attractiveness of such returns for shareholders of the Fund.


WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and after considering ING Investments' recommendation, the Board concluded that engaging Brandes as Sub-Adviser would be in the best interests of the Fund and its shareholders. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Fund vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

                       APPROVAL OF A "MANAGER-OF-MANAGERS"
              ARRANGEMENT FOR THE FUND TO PERMIT ING INVESTMENTS TO
                ENTER INTO, OR MATERIALLY AMEND, THE SUB-ADVISORY
                AGREEMENT WITHOUT OBTAINING SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

      Investment management services are currently being provided to the Fund by ING Investments pursuant to an Investment Management Agreement dated September 23, 2002 between ING Investments and the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the Fund, ING Investments is responsible for managing the assets of the Fund and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

      Under the Investment Management Agreement, ING Investments monitors the investment program of the sub-adviser to the Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Fund, ING Investments also oversees and monitors the performance of the Fund's sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing the Fund.

      The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by the Fund's shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

      Shareholders of the Fund are therefore being asked to approve operation of the Fund as a Manager-of-Managers fund. If Proposal Two is approved, ING Investments, as investment adviser to the Fund, will be permitted to enter into sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Family of Funds.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

      On May 24, 2002, the SEC issued the Order permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Fund and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Fund will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or ING Investments, other than by reason of serving as a sub-adviser to the Fund ("Affiliated Sub-Adviser"). In addition, the Board and ING Investments would not be able to materially amend the Investment Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

      The Order also permits the Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

      In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Fund and ING Investments anticipate relying on the new rule. Moreover, the Fund and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-

Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief. The Fund has not applied for such relief and there is no guarantee such relief would be granted if applied for.


      The Manager-of-Managers arrangement will enable the Fund to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

      Under the terms of the Order, the Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Fund may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

      Approval of Proposal Two by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

      If shareholders of the Fund do not approve the Manager-of-Managers arrangement, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

      In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the November 10, 2004 meeting, the Board voted to submit Proposal Two to shareholders of the Fund.

      After carefully considering the Fund's contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders' expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

      The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

      The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Fund. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Fund to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Fund would continue to require shareholder approval. If shareholders approve Proposal Two, ING Investments, pursuant to the Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it is currently providing.

      The Board concluded that it is appropriate and in the best interests of the Fund's shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Fund.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Trustees present at the November 10, 2004 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Fund.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

      The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Michael J. Roland, Executive Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

      If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      November 24, 2004 has been chosen as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 33 1/3% of the Fund's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

      In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?


      ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, serves as the administrator to the Fund. With respect to the Fund, ING Funds Services was paid $109,303 for the fiscal year ended October 31, 2004. ING Funds Distributor, LLC ("ING Funds Distributor"), an indirect, wholly owned subsidiary of ING Groep, N.V. serves as the principal underwriter to the Fund. With respect to the Fund, ING Funds Distributor was paid $539,647 for the fiscal year ended October 31, 2004. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.



      During the fiscal year ended October 31, 2004, $618 was paid in commissions to affiliated brokers by the Fund.

WHO PAYS FOR THIS PROXY SOLICITATION?

      The Fund will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

      The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY BALLOT.

                                                     /s/ Huey P. Falgout, Jr.
                                                     Huey P. Falgout, Jr.
                                                     Secretary


January 7, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUND
                             AS OF DECEMBER 20, 2004


                                        PERCENT OF CLASS AND
                                               TYPE OF
NAME AND ADDRESS OF SHAREHOLDER               OWNERSHIP*       PERCENTAGE OF FUND
--------------------------------          ------------------   ------------------
Charles Schwab & Co, Inc.                   20.39%, Class A           16.63%
101 Montgomery Street                       34.51%, Class Q
11th Floor                                    Beneficial
San Francisco, CA 94104-4112

Citigroup Global Markets, Inc.               6.95%, Class A            5.64%
A/C# 00109801250                             7.80%, Class B
Attn: Peter Booth, 7th Floor                   Beneficial
333 W 34th St
New York, NY 10001-2402

MLPF&S For The Sole Benefit                  5.84%, Class A            8.54%
of the Customers                            18.36%, Class B
Attn: Fund Administration                   21.78%, Class C
4800 Deer Lake Dr. East 3rd Floor             Beneficial
Jacksonville, FL 32246-6484

Robert L Hahn &                              7.32%, Class M            0.08%
Norma E Hahn JTWROS                           Shareholder
43 Westbury Ct
Clifton Park, NY 12065-6752

Donna W Ricketts                             5.26%, Class M            0.06%
3 Mountain View Ter                           Shareholder
Ballston Lake, NY 12019-9223

Reliance Trust Company Cust                 14.87%, Class Q            1.31%
FBO ING Americas Deferred Comp                 Beneficial
Savings Plan
PO Box 48529 Ste 200
Atlanta, GA 30362-1529



      *EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT

                                ING MUTUAL FUNDS


      AGREEMENT made this 1st day of March, 2005 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and Brandes Investment Partners, L.P., a Delaware limited partnership (the "Sub-Adviser").



      WHEREAS, ING Mutual Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;



      WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;



      WHEREAS, the Fund may offer shares of additional series in the future;



      WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002, as amended (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and



      WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.



      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:



      (1) Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.



      In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.



      (2) Sub-Adviser's Authority. In connection with the management of the assets of each Series' portfolio, the Sub-Adviser has the discretionary authority to buy, sell, exchange, convert and otherwise trade in any and all stocks, bonds and other securities as the Sub-Adviser selects in accordance with the Series' current and effective prospectus, statement of additional information and any applicable provisions of the 1940 Act.



      (3) Sub-Adviser's Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series; when these transactions should be executed; and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the U.S. Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:



            (a) The Sub-Adviser will comply with (1) the 1940 Act and all rules and regulations thereunder; (2) all other applicable federal and state laws and regulations; (3) any applicable procedures adopted by the Fund's Board of Trustees in accordance with the foregoing, of which the Sub-Adviser has been sent a copy; and (4) the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the

                  Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:



                  (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of
                        Section 851 of the Internal Revenue Code.



                  (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.



                  The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.



                  (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.



                  (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.



                  (v) The Sub-Adviser will provide the Manager, within a mutually agreed period of time following the end of the second and fourth fiscal quarters of each Series (currently ten (10) days), a commentary (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of Form N-1A, promulgated pursuant to the 1933 and 1940 Acts, in respect of both the prior reporting period and the fiscal year to date. The Sub-Adviser will also provide such other periodic reports as the parties may mutually agree to from time to time.



                  (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month generally by the 10th day of the following month, unless otherwise agreed by the parties.



                  (vii) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end.



                        (a) A performance comparison to the Series' benchmark listed in the prospectus;



                        (b) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and industry concentrations on the Series, provided that both parties have mutually agreed upon the content of the industry; and

                        (c) Confirmation of each Series' current investment objective and strategies, as set out in the Prospectus.



                  (viii) Upon reasonable request, the Sub-Adviser shall
                        participate in portfolio reviews with Morningstar.



                  (ix) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R)or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") prepared for public dissemination, that are produced by the Sub-Adviser or its affiliates in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery. The Manager agrees that the Sub-Adviser may identify the Fund and each Series on its client list for public distribution.



                  (x) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all Registration Materials (and any constituent components of the Registration Materials) and any amendments thereto, proxy statements, reports to shareholders, Marketing Materials or other materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services, performance and strategies. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.



            (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.



            (c) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.



      4. Representations and Warranties of the Manager. The Manager represents and warrants to the Sub-Adviser as follows:



            (a) The Manager is registered as an investment adviser under the Advisers Act;



            (b) The Manager is a limited liability company duly organized and validly existing under the laws of the State of Arizona with the power to own and possess its assets and carry on its business as it is now being conducted;



            (c) The Manager will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any procedures adopted by the Fund's Board of Trustees, and the provisions of the Registration Statement of the Fund filed under the 1933 Act, and the 1940 Act, as supplemented or amended.



            (d) The execution, delivery and performance by the Manager of this Agreement are within the Manager's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of the Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;



            (e) The Form ADV of the Manager as provided to the Sub-Adviser is a true, complete, and current copy of the Form ADV as is currently filed (Part I) or is currently on file with the Manager (Part II) as is required by SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;



            (f) The Manager acknowledges that it received a copy of the Sub-Adviser's Form ADV prior to the execution of this agreement;



            (g) The Manager and each of its officers, directors, employees and agents, shall comply at all times with all applicable laws pertaining to its business and to the operation of the Series of the Fund and to the offering of their shares;



            (h) To the best of the Manager's knowledge, the Fund is duly organized, validly existing and in good standing under the laws of the state of its organization;



            (i) The Manager will take all reasonable and practicable steps to assure that the Fund will operate in accordance with the 1940 Act and in accordance with all applicable laws; and



            (j) The Manager will notify the Sub-Adviser if the Manager or the Fund becomes the subject of any legal or regulatory investigation, examination or judicial proceeding which may affect its ability to perform its obligations under this Agreement.



      5. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Manager as follows:



            (a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;



            (b) The Sub-Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;



            (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of the Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;



            (d) The Form ADV of the Sub-Adviser as provided to the Manager is a true, complete, and current copy of the Form ADV as is currently filed (Part I) or is currently on file with the Manager (Part II) as is required by SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;



            (e) The Sub-Adviser acknowledges that it received a copy of the Manager's Form ADV prior to the execution of this agreement;



            (f) The Sub-Adviser and each of its officers, directors, employees and agents, shall comply at all times with all applicable laws pertaining to its business and to the operation of the Series of the Fund and to the offering of their shares, to the extent applicable;



            (g) The Sub-Adviser will take all reasonable and practicable steps to assure that the Fund will operate in accordance with the 1940 Act and in accordance with all applicable laws; and



            (h) The Sub-Adviser will notify the Manager if the Sub-Adviser becomes the subject of any legal or regulatory investigation, examination or judicial proceeding which may affect its ability to perform its obligations under this Agreement.



      6. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, to select a broker-dealer to effect a transaction, and to negotiate brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, and, in connection with any applicable commission reduction or recapture program for the benefit of the Series, determined in consultation with the Manager, subject to applicable regulation under the 1940 Act with respect to directed brokerage and execution, taking into account the factors specified in the then-current prospectus and/or statement of additional information for the Series, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its reasonable business judgment and fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. In connection with an applicable commission recapture or reduction program for the benefit of the Series, the Sub-Adviser will consult with the Manager with respect to the selection of broker-dealers to execute portfolio transactions on behalf of a Series on the basis of criteria reasonably considered appropriate by the Manager, consistent with the applicable regulation under the 1940 Act governing direction of brokerage on behalf of mutual funds. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.



      7. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with an updated copy of the Sub-Adviser's Form ADV, Part II at the time the updated Form ADV, Part II is finalized.



      8. Expenses. Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Series of the Fund. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers' fees and expenses, expenses relating to the issue, sale (including any sales loads), redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings (other than those payable by the Sub-Adviser in accordance with the terms of this Section 8), and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement. Notwithstanding the terms of this Section 8, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser due to a mistake on the part of the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.



      9. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.



      10.   Compliance.



            (a) The Sub-Adviser agrees to use such compliance techniques or procedures as the Manager or the Board of Trustees may formally adopt in writing, provided the Sub-Adviser is given reasonable advance notice of any such procedure.



            (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions or operations; (iii) suspended or revoked its registration as an investment adviser; or (iv) commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus covering shares of any Series covered by this Agreement, or any amendment or supplement thereto, but which should be contained therein in order make the statements made, in light of the circumstances in which they were made, not misleading, or if any statement contained therein becomes untrue in any material respect.



            (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has (i) censured the Manager or the Fund; (ii) placed limitations upon either of their activities, functions, or operations; (iii) suspended or revoked the Manager's registration as an investment adviser; or (iv) commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Manager further agrees to notify the Sub-Adviser promptly of any material fact known to the Manager respecting or relating to the Manager that is not contained in the Registration Statement or prospectus covering shares of any Series covered by this Agreement, or any amendment or supplement thereto, but which should be contained therein in order make the statements made, in light of the circumstances in which they were made, not misleading, or if any statement contained therein becomes untrue in any material respect.



      11. Books and Records. The Sub-Adviser hereby agrees to provide access to and copies of all records which it maintains for the Series (including but not limited to documents, manuals, computer disks and CD-ROMs) to the Fund and to provide such records promptly and with no charge upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.



      12. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.



      13. Exclusivity. Until the first anniversary of the Effective Date of this Agreement, the Sub-Adviser agrees that it will not enter into an investment advisory agreement with respect to any open-end investment company registered under Section 8 of the 1940 Act, or, alternatively, any portfolio or series thereof, as the case may be, that (i) has an investment strategy substantially similar to that of any Series identified at SCHEDULE A to this Agreement; and (ii) has its shares offered primarily on a retail basis in the United States through intermediaries (each such investment company, or, alternatively, any portfolio or series thereof, as the case may be, an, "Excluded Fund"); except that, during such one-year period, Sub-Adviser may enter into an investment advisory agreement with an Excluded Fund if the corresponding Series' aggregate assets under management reach $500,000,000.



      14. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.



      15. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.



      16.   Liability.



            (a) Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any error of judgment, mistake of law or act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.



            (b) The Manager acknowledges that the Sub-Adviser has no authority or responsibility with respect to (1) the structure of the Fund; (2) the promotion, marketing or sale of the Fund's shares, subject to the exception noted below; (3) the Fund's relations or dealings with investors and shareholders; (4) the disclosure provided to investors and shareholders, unless such disclosure is based upon information furnished to the Manager, or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser;
                  (5) the supervision of the day-to-day activities of the Manager; or (6) the supervision of the day-to-day activities of any custodian to the Fund ("Custodian") or any administrator to the Fund ("Administrator"). The Sub-Adviser specifically acknowledges that it does have responsibility with respect to any sales literature or other promotional material approved by the Sub-Adviser for use in marketing the Fund.



      17.   Indemnification.



            (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement;
                  (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; (3) may be based on the issue, sale and distribution of the Fund's shares to the extent such loss, claim, damages, liabilities or litigation is based on an action taken or omitted to be taken by the Manager or ING Funds Distributor, LLC; (4) may be based on any breach by the Manager of any representation or warranty, or any failure by the Manager or the Fund to comply with any agreement contained in the Agreement; or (5) may be based on any action taken or omitted to be taken by the Administrator or the Custodian, to the extent such action or omission is the result of an action or omission of the Manager; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.



            (b) Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement; (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; (3) may be based on any breach by the Sub-Adviser of any representation or warranty, or any failure by the Sub-Adviser to comply with any agreement contained in the Agreement; or (4) may be based on any action taken or omitted to be taken by Administrator or Custodian, to the extent such action or omission is the result of an action or omission of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.



            (c)   The Manager shall not be liable under Paragraph (a) of this
                  Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought, except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

            (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.



      18.   Duration and Termination.



            (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until NOVEMBER 30, 2006, and shall continue on an annual basis thereafter with respect to each Series provided that such annual continuance is specifically approved each year by (1) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (2) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this
                  Agreement: (1) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (2) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (3) by the Sub-Adviser upon three (3) months written notice to the Manager and the Fund unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or the Manager not to exceed three (3) additional months beyond the initial three-month period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.



                  In the event of termination for any reason, the Sub-Adviser will promptly provide, at no charge, copies of all records of each Series for which the Agreement is terminated to the Manager or the Fund. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 11, 12, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect,
                  Section 9.



            (b)   Notices.



                  Any notice must be in writing and shall be sufficiently given when (1) delivered in person, (2) dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or
                  (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. Notwithstanding the above, any notice under this Agreement may be sent via electronic mail, provided that the receiving party agrees to such delivery method orally in advance.



                  If to the Fund:



                         ING Mutual Funds
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258
                         Attention: Huey P. Falgout, Jr.



                  If to the Manager:



                         ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258
                         Attention: Michael J. Roland

                  If to the Sub-Adviser:



                         Brandes Investment Partners, L.P.
                         11988 El Camino Real
                         San Diego, California  92191-9048
                         Attention: General Counsel



      19. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until the terms of any such material amendment have been approved by an affirmative vote of (1) the holders of a majority of the outstanding voting securities of the Series, if such approval is required by applicable law, and (2) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.



      20.   Miscellaneous.



            (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.



            (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Management Agreement.



            (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.



            (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            (e) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.



            (f)   This Agreement may be executed in counterparts.



      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.



                                           ING INVESTMENTS, LLC



                                           By: ________________________________
                                               Michael J. Roland
                                               Executive Vice President



                                           BRANDES INVESTMENT PARTNERS, L.P.



                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                                   SCHEDULE A


                                     TO THE


                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                        BRANDES INVESTMENT PARTNERS, L.P.

                                               ANNUAL SUB-ADVISER FEE
SERIES                            (as a percentage of average daily net assets)
ING Emerging Countries Fund                            0.70%

                                   APPENDIX C

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
        Stanley D. Vyner - Executive VP and CIO - International Equities
  Michael J. Roland - Executive VP, CFO, Treasurer and Chief Compliance Officer
                    Lydia L. Homer - Senior VP and Controller
                        Huey P. Falgout, Jr. - Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary
               William H. Rivoir, III - VP and Assistant Secretary
  Jeffrey A. Bakalar - Senior VP and Co-Senior Portfolio Manager - Senior Loans
                            Curtis F. Lee - Senior VP
   Daniel A. Norman - Senior VP and Co-Senior Portfolio Manager - Senior Loans
                           Elliot A. Rosen - Senior VP
                       Victor P. Torchia, Jr. - Senior VP
                          Robert L. Wilson - Senior VP


                PRINCIPAL EXECUTIVE OFFICERS OF ING MUTUAL FUNDS
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
         James M. Hennessy - President, CEO and Chief Operating Officer
                   Joseph O'Donnell - Chief Compliance Officer
          Michael J. Roland - Executive VP, Assistant Secretary and PFO
                         Stanley D. Vyner - Executive VP
                        Kimberly A. Anderson - Senior VP
               Robert S. Naka - Senior VP and Assistant Secretary
                           Huey P. Falgout - Secretary
                     Theresa K. Kelety - Assistant Secretary
                     Robin R. Nesbitt - Assistant Secretary
                        Robyn Ichilov - VP and Treasurer

                         PRINCIPAL EXECUTIVE OFFICERS OF
                        BRANDES INVESTMENT PARTNERS, L.P.
                         11988 EL CAMINO REAL, SUITE 500
                               SAN DIEGO, CA 92130



                       Charles H. Brandes, CFA - Chairman
                           Glenn R. Carlson, CFA - CEO
                   Jeffrey A. Busby, CFA - Executive Director
              Brent V. Woods, CFA - Managing Director - Investments



             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
               Michael J. Roland - Executive VP, CFO and Treasurer
              Lauren D. Bensinger - VP and Chief Compliance Officer
                    Lydia L. Homer - Senior VP and Controller
                     Huey P. Falgout, Jr. - VP and Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary




           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE
                     Robert J. Boulware - President and CEO
       James M. Hennessy - Senior Executive VP and Chief Operating Officer
               Michael J. Roland - Executive VP, CFO and Treasurer
              Lauren D. Bensinger - VP and Chief Compliance Officer
                    Lydia L. Homer - Senior VP and Controller
                        Huey P. Falgout, Jr. - Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary
                            Mark Blinder - Senior VP
                          Andrew Bockstein - Senior VP
                           Bayard Closser - Senior VP
                             John Lundy - Senior VP
                           Joseph M. Lydon - Senior VP
                         Michael D. Perkins - Senior VP
                           Douglas Powell - Senior VP
                             John Towle - Senior VP
                              John West - Senior VP

ING FUNDS [LOGO]

                        3 EASY WAYS TO VOTE YOUR PROXY
                        VOTE BY PHONE: Call toll-free 1-800-690-6903. Enter the ***CONTROL NUMBER*** shown below and follow the recorded instructions.
                        VOTE ON THE INTERNET: Log on to PROXYWEB.COM. Enter the ***CONTROL NUMBER*** shown below and follow the on screen instructions.
                        VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

                                                                ING MUTUAL FUNDS
                PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 15, 2005
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING EMERGING COUNTRIES FUND

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety and Michael J. Roland or one or more substitutes designated by them (Proxies), to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of the ING Emerging Countries Fund (the "Fund") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 15, 2004, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINES AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

If you vote via phone or the Internet, you do not need to return your Ballot.


                                   Please vote, sign and date this Proxy Ballot
                                      and return it in the enclosed envelope.

                                              Date_______________,200__

                        _______________________________________________________
                        Signature(s) (if held jointly) (Sign in the Box) This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS

                                                                                   FOR         AGAINST     ABSTAIN
                                                                                   ---         -------     -------
1.    To approve a new Sub-Advisory Agreement for the Fund between ING
      Investments, LLC, the Fund's investment adviser, and Brandes Investment      [ ]           [ ]         [ ]
      Partners, L.P., with no change in the Adviser or the overall management fee paid by the Fund;

2.    To approve a "Manager-of-Managers" arrangement for the Fund to permit ING
      Investments, LLC, in its capacity as the Fund's investment adviser,
      subject to prior approval by the Board of Trustees of the Trust, to enter    [ ]           [ ]         [ ]
      into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; and

3.    To transact such other business, not currently contemplated, that may
      properly come before the Special Meeting or any adjournment(s) or            [ ]           [ ]         [ ]
      postponement(s) thereof in the discretion of the proxies or their substitutes.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.